EXHIBIT (99.1)

                                JOINT FILING AGREEMENT

    In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, par value $ per share, of ATTOVIA THERAPEUTICS, INC.
and further agree to the filing of this agreement  as an Exhibit thereto.
In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.

Date:  November 13, 2026

             THE GOLDMAN SACHS GROUP, INC.

             By:/s/AMEEN SOETAN
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             Name:
             Title:  Attorney-in-fact

             GOLDMAN SACHS & CO. LLC

             By:/s/AMEEN SOETAN
              ----------------------------------------
             Name:
             Title:  Attorney-in-fact

             WSLS EMP OFFSHORE INVESTMENTS, L.P.

             By:/s/AMEEN SOETAN
              ----------------------------------------
             Name:
             Title:  Attorney-in-fact

             WSLS EMP ONSHORE INVESTMENTS, L.P.

             By:/s/AMEEN SOETAN
              ----------------------------------------
             Name:
             Title:  Attorney-in-fact

             WSLS OFFSHORE INVESTMENTS, SLP

             By:/s/AMEEN SOETAN
              ----------------------------------------
             Name:
             Title:  Attorney-in-fact

             WEST STREET LIFE SCIENCES I, L.P.

             By:/s/AMEEN SOETAN
              ----------------------------------------
             Name:
             Title:  Attorney-in-fact

             BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

             By:/s/AMEEN SOETAN
              ----------------------------------------
             Name:
             Title:  Attorney-in-fact

                                                                 EXHIBIT (99.2)

                                ITEM 7 INFORMATION